UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 4, 2005
Global Energy Group, Inc.

(Exact name of registrant as specified in its charter)
Delaware

(State or other jurisdiction of incorporation)

000-31505	23-3020677

(Commission File Number)	(IRS Employer Identification No.)

5000 Legacy Drive, Suite 470 Plano, Texas	75024

(Address of Principal Executive Offices)	(Zip Code)
(972) 943-6040
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Financial Statements of Business Acquired
Consolidated Financial Statements
Pro Forma Financial Information

Forward Looking Statements
This Form 8-K/A and other reports filed by the Company from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company’s management as well as estimates and assumptions made by the Company’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Company or the Company’s management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company’s industry, the Company’s operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.
EXPLANATORY NOTE
This Amendment No. 1 to the Current Report on Form 8-K filed on August 19, 2005 by Global Energy Group, Inc. (“Global” or the “Company”) a Delaware corporation, is being filed to amend and restate the prior filing and to include certain historical financial statements and pro forma financial information pursuant to Item 9.01 of Form 8-K related to Global’s acquisition of Global Energy Distribution Group, LLC.
Item 1.01. Entry into a Material Definitive Agreement.
On August 19, 2005, the Company completed the acquisition of Global Energy Distribution Group, L.L.C. (“GEDG”), the Company’s exclusive master distributor, pursuant to the terms of a Securities Purchase Agreement (the “Purchase Agreement”), effective as of July 1, 2005, with GEDG, CND, L.L.C. (“CND”), Recap Group, L.L.C. (“Recap”), Cazatur Group, L.L.C. (“Cazatur”), Allen Wheeler (“Wheeler”), Robert J. Smith (“Smith”), and Quest Capital Alliance, L.L.C. (“Quest”) (CND, Recap, Cazatur, Wheeler, Smith and Quest are the “GEDG Members”). Pursuant to the terms of the Purchase Agreement, the Company purchased from the GEDG Members all of the outstanding membership units in GEDG in exchange for 81,746,409 shares of the Company’s newly-issued common stock.
The Purchase Agreement resulted in a change of control of the Company, with CND acquiring (a) 49,865,309 of the Company’s outstanding common stock, representing approximately 52% of the Company’s then outstanding common stock, and (b) the power to vote an additional approximately 5.3 million shares of the Company’s voting preferred stock as the successor trustee under the Voting Trust Agreement, dated January 30, 2004 (the “Series A Voting Trust”), covering all of the outstanding shares of the Company’s Series A Preferred Stock and as trustee under a substantially similar Voting Trust Agreement, dated August 19, 2005 (the “Series B Voting Trust”), covering all of the outstanding shares of the Company’s Series B Preferred Stock (together, the “Voting Trusts”). Holders of the Company’s preferred stock are entitled 10 votes per share of preferred stock, voting together as a class with the common stock. As a result, CND currently possesses through its ownership of common stock and as trustee of the Voting Trusts, approximately 68% of the total outstanding voting power in the Company.
Pursuant to terms of the Purchase Agreement, (a) approximately $380,000 in accrued and unpaid dividends on the Company’s 6% Redeemable Preferred Stock, Series A and the 6% Redeemable Preferred Stock, Series B, as of June 30, 2005, were cancelled; (b) outstanding warrants owned by the holders of the Series A and Series B Preferred for the purchase up to approximately 52.9 million shares of the Company’s common stock were terminated. As a condition of the Purchase Agreement, the holders of Series A and Series B Preferred resolved to amend the terms of the Series A and Series B Preferred to provide for an annual mandatory redemption of 20% of the outstanding preferred stock over a five year period, beginning June 30, 2006. Also, the GEDG Members received certain registration rights covering the 81,746,409 shares of common stock issued under the Purchase Agreement.
As described in Item 5.01 of the Current Report on Form 8-K, the issuance of 81,746,409 shares of Common Stock pursuant to the terms of the Purchase Agreement, resulted in a change in control of the Company. The Company believes that such change in control triggers the net operating loss limitations under Section 382 of the Internal Revenue Code, resulting in the limitation of the Company’s ability to deduct its pre-change net operating losses against its future income.
Mr. James Majewski, the manager of CND, is a director of the Company. Mr. Henry Burkhalter, a director of the Company, is the manager of Cazatur, the owner of approximately 10.5% of GEDG prior to the transaction. David Webb, the Chairman of the Board of Directors of the Company, is the manager of Recap, the owner of approximately 10.5% of GEDG prior to the transaction. Steven Fox, a director of the Company is the manager of Quest, the owner of approximately 1.4% of GEDG prior to the transaction. Prior to the closing of the Purchase Agreement, CND acquired an approximately 61% of GEDG from the GEDG Members (other than CND) for $2.5 million. CND funded $2.0 million of such purchase price through a financing from International Bankshares Corporation.
The consideration paid for the acquisition of all of the membership units in GEDG was based on the Board’s consideration of the assets, prospects, and financial condition of the Company and the Company’s arm’s length negotiations with CND. The Board also received the opinion of evaluation and financial advisors that the transactions contemplated by the Purchase Agreement were fair to the stockholders of the Company on a financial basis.

Item 9.01 Financial Statements and Exhibits
(a) Consent form Independent Auditors
See Exhibit 23.1
(b) Financial Statements of Business Acquired
See Exhibit 99.1
Exhibit 99.1 contains the following financial statements in the following order:
•	Global Energy Distribution Group, LLC and Subsidiaries consolidated financial statements as of June 30, 2005 and December 31, 2004.
(c)	Pro Forma Financial Information
See Exhibit 99.2
Exhibit 99.2 contains the following pro forma financial information in the following order:
•	unaudited pro forma consolidated statement of operations for the year ended December 31, 2004; and

•	unaudited pro forma consolidated balance sheet as of June 30, 2005; and

•	unaudited pro forma consolidated statement of operations for the six months ended June 30, 2005.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL ENERGY GROUP, INC.
/s/ Craig N. Kitchen
Craig N. Kitchen, Chief Executive Officer and President

Date: November 4, 2005